MIDAS FUNDS

                               SEMI ANNUAL REPORT


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                                   MIDAS MAGIC
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                                   MIDAS FUND
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                                 MIDAS INVESTORS
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                          MIDAS U.S. AND OVERSEAS FUND
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                           MIDAS SPECIAL EQUITIES FUND
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                                 DOLLAR RESERVES
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                                     [LOGO]
                                      MIDAS
                                      FUNDS
                            Discovering Opportunities

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                                    CONTENTS
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        Letter to Our Shareholders                            1

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        PORTFOLIO COMMENTS
        Midas Magic                                           3
        Midas Fund and Midas Investors                        5
        Midas U.S. and Overseas Fund                          7
        Midas Special Equities Fund                           8
        Dollar Reserves                                      10

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        SCHEDULE OF INVESTMENTS
        Midas Magic                                          12
        Midas Fund                                           13
        Midas Investors                                      14
        Midas U.S. and Overseas Fund                         15
        Midas Special Equities Fund                          16
        Dollar Reserves                                      17

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        Consolidated Financial Statements                 18-21
        Notes to Financial Statements                     22-26
        Financial Highlights                              27-29
        New Account Application                              31
        Additional Information                Inside Back Cover

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
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     It is with great  pleasure that we submit this first  combined  Semi-Annual
Report for the Midas Funds, a family of funds for all your investing needs. We also are very pleased to welcome shareholders of the Funds who have joined us since our last Report, either by opening accounts directly, or through a brokerage firm. During the six month period since our last Report, we note a number of shareholders have taken advantage of current lower prices to add to their accounts.

     As we suggested six months ago, investing in the financial markets in the year 2000 would require selectivity and patience. The market's volatility over the last several months has been extraordinary. The Nasdaq Composite Index, after closing above 3,000 in November 1999 and 4,000 in December, hit 5,000 in March as investor euphoria and stock valuations reached manic levels. Then the Nasdaq index fell 37%, and from there recovered to conclude the six months down 2.54%. Though less volatile over the period, the Dow Jones Industrial Average's decline of 8.48% was its worst first half year performance since 1984. For investors who thought the financial markets only went in one direction, up, it was a rude awakening.

     At Midas, we recognize that investing for long-term results requires hard work and discipline to stay the course. There are just no easy answers or comfortable certainties for successful investing. While statistically it is interesting to note that in the past fifty years the market has declined only once in the second half of an election year, in 1960, for long term results, we are much more focused on finding the securities of the best quality companies with the most attractive businesses. Especially in these rocky financial markets, we remain committed to our focus on those changes in company fundamentals, economic data, and market trends which we expect to best reward investors over the long term. Even in the midst of extreme and unsettling market turbulence, we will attempt to modify the Fund portfolios in an effort to capture the investment opportunities that result from those changes.

     Staying focused can also help investors in the Midas Funds plan for their future. Most critically, investing focus means taking a long-term view of portfolio holdings. Through the inevitable up and down cycles of the financial markets, with a long term focus you have less risk of panic selling during a market decline, which may turn out to be only a temporary correction. Secondly, focusing on appropriate diversification can help investors achieve the best levels of overall risk and moderation of portfolio volatility. Investing among different Midas Funds can held you seek this diversification. Consider Dollar Reserves, a money market fund, for shorter term needs, the Midas precious metals funds for a hedge against inflation, and the Midas equity funds for longer-term horizons.


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                                       1

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     Finally,  no matter what your time horizon or portfolio  diversity,  a good way to stay focused in investing is to follow a regular investment plan. Investors should consider setting up their own or using Midas' convenient
Automatic Investing Program to regularly transfer fixed amounts from bank accounts, salary paychecks, or U.S. Government payments for investment in one or more Midas Funds at the same time each month or quarter. Combined with periodic reviews of your total portfolio, regular investing offers a sensible way to remain committed to your investment goals.

     If you have any questions, please call us at 1-800-400-MIDAS (6432) and an Investor Service Representative will, as always, be more than happy to assist you. For 24 hour automated services, call toll-free 1-888-503-VOICE (8642) or visit our website at www.midasfunds.com, where you can access your account online, purchase and redeem shares, and exchange between Midas Funds.

     Thank you for investing with Midas - we look forward to serving your financial needs over the months and years ahead.

Sincerely,


/S/ THOMAS B. WINMILL
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THOMAS B. WINMILL
President




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      FUND                  INVESTMENT OBJECTIVE
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      MIDAS MAGIC           Seeks   its   objective   of   long   term   capital
                            appreciation   by  investing   primarily  in  equity
                            securities that, in the opinion of the Investment Manager, are available at prices less than their intrinsic value.

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      MIDAS FUND            Seeks primarily capital  appreciation and protection
                            against inflation and secondarily current income.

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      MIDAS                 Seeks long term capital  appreciation in investments
      INVESTORS             with  the  potential  to  provide  a  hedge  against
                            inflation and preserve the purchasing power of the dollar.

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      MIDAS U.S. AND        Invests  worldwide  for the highest  possible  total
      OVERSEAS FUND         return.

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      MIDAS SPECIAL         Invests    aggressively    for    maximum    capital
      EQUITIES FUND         appreciation.

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      DOLLAR                A high quality  money market fund  investing in U.S.
      RESERVES              Government securities.
                            Income is generally free from state taxes. Free, unlimited check writing with only a $250 minimum per check.

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                                       2

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                                  MIDAS MAGIC
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                                   COMMENTARY


     We are pleased to submit our Semi-Annual Report and to welcome those shareholders who made their investment since our last Report.

     Over the first half of the year equity markets initially rose, but ended lower. For example, the Standard & Poor's 500 Stock Index was off 2.66% in the second quarter and closed the six month period down 0.43%; the Dow Jones Industrial Average was off 3.99% in the second quarter to close the period down 8.48%; the Russell 2000 small company index was off 3.78% in the second quarter and closed the six months down 3.03%; and Midas Magic was off 15.83% in the second quarter and down 17.15% for the period - any decline by the Fund was disappointing in light of its total return gain of +70.58% for 1999. For the past year and a half the Fund achieved a total return gain of +41.32%, well ahead of these broad market averages - for the period the S&P 500 had a total return of +20.52%; the DJIA, +16.42%; and the Russell 2000, +24.94%.

     In terms of strategy, the Fund continues to follow an approach that combines investment in common stocks of selected rapidly growing companies, and patiently adopting a defensive strategy when those securities appeared overpriced, or vulnerable to an overall market decline.

     In devising a strategy for 2000, we focused on what seemed to be the driving factor for the financial markets: liquidity. Strong investor preference for trading liquidity was leading to huge daily volumes, volatility, and increasingly narrower breadth - the number of stocks moving up on a day the indexes rose. Liquidity itself appeared to have increased by growth in the money supply and borrowing, such as consumer, margin, and corporate debt, even as the Federal Reserve had hiked its Fed Funds target rate numerous times in the prior twelve months and U.S. Government debt buyback programs were under consideration. Financial assets as a percentage of Gross National Product continued toward record highs. Breadth continued to narrow as fewer and fewer stocks were responsible for more and more for the gains in the stock market.


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                              PORTFOLIO INFORMATION
                               AS OF JUNE 30, 2000
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      TOP 10 HOLDINGS:
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1     Telefonos de Mexico S.A. ADR
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2     Nokia Oyj ADR
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3     Oracle Corp.
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4     Motorola, Inc.
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5     The News Corporation Limited ADR
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6     Telefonaktiebolaget LM Ericsson ADR
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7     Sun Microsystems, Inc.
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8     Citigroup Inc.
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9     Corning Inc.
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10    General Electric Company
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      TOP 3 SECTORS:
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1     Communications Equipment
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2     Radio Telephone Communication
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3     Services - Prepacked Software
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                                       3

     Our market timing response was to reallocate the Fund's assets into those industry leading stocks at the forefront of market breadth. Our conclusion was that market gains, if any, would be found in that diminishing universe of stocks and we carefully selected a blue chip blend appealing to investing proponents of both "new economy" and "old economy" stocks. Accordingly, we bought stocks including General Electric, Oracle and Corning, and sold other less favored stocks such as Garden.com and Internet Capital Group. In addition, to take advantage of market volatility we employed strategies with futures on certain stock indexes. While we believe our conclusions were sound, our timing was off. Market breadth continued to narrow - then abruptly collapsed in March and April before we fully readjusted the Fund's portfolio. At the moment, we anticipate even greater volatility as the market searches for new sector and stock leadership. The potential for a retracement by the indexes to lower levels in the meantime is high, and the Fund is positioned defensively.

     As overall market conditions stabilize or show improvement, the Fund will continue to seek out the common stocks of companies with a positive or improving outlook for earnings or revenues due to changes unique to the company. In addition to such special situations, the Fund will seek to invest in companies whose stock is benefiting from upward price momentum.

     As discussed above and in our prior letters, the Fund may aggressively use market timing and short term trading strategies involving leverage, futures, options, and short selling to seek its capital appreciation objective. Since these strategies may result in more taxable distributions, we believe the Fund is particularly appropriate for tax exempt and tax deferred plans, such as the Midas Traditional, Roth, or Education IRAs.

     We appreciate your confidence and look forward to continuing to discover opportunities for above average capital appreciation on your behalf.

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                          MIDAS FUND & MIDAS INVESTORS
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                                   COMMENTARY

     It is a pleasure to report to shareholders of Midas Fund and Midas Investors in this our first combined Semi-Annual Report, made possible by the fact that they share a precious metals focus. For both Funds, we seek quality, low cost, profitable producing companies that will provide meaningful participation in any future gold price appreciation. Midas Fund's focus is more broad, however, and is intended to include other natural resource companies with the potential for superior returns as well.

     Gold prices held steady during the first quarter of the year, averaging about $290 per ounce, before falling in the second quarter to an average of $280 per ounce. Gold mining shares, in marked contrast, generally performed better in the second quarter than in the first. Our basic investment strategy - seeking the best performance from among the largest, lowest cost producers and avoiding smaller companies struggling to maintain profit margins and investor interest - was vindicated. Prices of shares of the larger diversified mining companies, however, suffered due to investor disappointment after a sharp run-up at the end of 1999. With their emphasis on such large global and South African based companies, Midas Fund and Midas Investors finished the six months ended June 30, 2000 with negative returns of 29.41% and 20.00%, respectively. Interestingly, while in the second quarter the Nasdaq Composite Index declined -13.27%, Midas Fund and Midas Investors had total returns of -7.69% and +0.95%, respectively. The biggest position in both Funds at December 31, 1999 and June 30, 2000, Barrick Gold, managed a 2.83% gain.

     During the first half of 2000, gold prices spiked and retreated in moderation with gratifying consistency in the face of potential weakness in other sectors of the financial markets. When the U.S. dollar showed weakness and when the interest rate, inflation, and hard/soft landing debate resurfaced, general equity markets retreated and gold shares out performed. Gold prices recovered also during intermittent squeezes of gold short selling speculators, such as in February and May/June. So far, however, lease rates for gold held by central banks have remained low, hindering gold from establishing price levels at higher plateaus. Silver prices held firm in the $5.00 per ounce range during a relatively quiet period. Platinum and palladium prices were higher in the first half, however, on increasing auto-catalytic converter and jewelry demand, muted worldwide production, and rising uncertainties regarding Russian supplies.


                                   MIDAS FUND
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                              PORTFOLIO INFORMATION
                               AS OF JUNE 30, 2000
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      TOP 10 HOLDINGS:
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1     Barrick Gold Corporation
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2     Meridian Gold Inc.
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3     Homestake Mining Company
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4     AngloGold Limited ADR
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5     The Broken Hill Proprietary Company Limited
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6     Newmont Mining Corporation
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7     Golden Cycle Gold Corporation
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8     De Beers Consolidated Mines Ltd. ADR
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9     Franko-Nevada Mining Corporation Ltd.
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10    Gold Fields Limited ADR
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      TOP 5 COUNTRIES:
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1     United States
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2     Canada
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3     South Africa
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4     United Kingdom
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5     Australia
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                                       5

     Corporate merger and acquisition activity surged in the first half of the year. Based on the compelling economies of scale in larger operations, greater operating scope, and liquidity, we expect to see many more of these transactions take place in the future.

     Meanwhile inflation, as presaged by a long term high in the CRB Index and energy, is being subtly powered by the growth rate in the Federal Reserve Bank's Adjusted Monetary Base. In fact, the latest economic numbers show a sharp rise in inflation: the Consumer Price Index jumped 0.6% in June, suggesting we may be witnessing a reverse in the long downtrend of inflation from the mid-teens in the 1980's to 2% last year. Perhaps a contrary indicator, the most recent Bank of England auction of gold on July 12 resulted in the sale of 25 tons at a price that was $3.10 below the then prevailing spot price and was only 1.3 times oversubscribed. That auction, incidentally, is one of a bi-monthly series being held by the Bank of England to reduce its gold reserves to 300 tons from 715 tons by 2004.

     Looking ahead, we see a solid fundamental base forming for gold with attractive potential upside. Currently, as evidenced by the recent merger activity, few producing companies can generate investment returns at current market prices for gold. Likewise, most development projects require higher gold prices to ensure viability and access to capital for small gold mining companies is virtually nonexistent. Even if gold prices were to rise to higher levels, reactivation of existing shuttered mines would require a lengthy lead time. Meanwhile, the other major supply uncertainty - central bank selling - has been abated by the September 1999 agreement among European central banks to limit sales of gold from reserves to a maximum of 2,000 tons over the next five years. The third supply factor, producer and speculator forward and short selling is, we believe, the wild card. Inflationary pressures arising out of the excessive domestic money supply, accompanied by U.S. dollar weakness, together with general equity market pricing excesses, could cause a market shock leading to positive gold price gains. With price-dampening forward and short selling already amounting to two to three years worth of world mine production, a major gold rally is a real possibility for which long term gold investors would be rewarded. Investors should remember that during the last 17 years, while the price of gold has declined overall, huge rallies, genuine gold share bull markets, have occurred regularly, some of which have lasted 18 months with gains over 160% (1986 to late 1987). The 1989 to 1990 rally represented an approximate 50% move; 1992 to 1994 was over 100%; in 1995 to 1996, the rally peaked up about 50%.

     In any event, even in the midst of ever changing investor sentiment, macroeconomic developments, and market volatility, Midas Fund and Midas Investors will continue to seek the best companies worldwide with superior management, projects, and finances to deliver long term performance to our investors.

                                 MIDAS INVESTORS
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                              PORTFOLIO INFORMATION
                               AS OF JUNE 30, 2000
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      TOP 10 HOLDINGS:
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1     Barrick Gold Corporation
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2     Golden Cycle Gold Corporation
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3     Dallas Gold and Silver Exchange, Inc.
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4     Franco-Nevada Mining Corporation, Ltd.
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5     AngloGold Limited ADR
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6     Goldcorp. Inc. Class A
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7     Homestake Mining Company
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8     Meridian Gold Inc.
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9     WMC Limited ADR
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10    Gold Fields Limited ADR
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      TOP 5 COUNTRIES:
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1     United States
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2     Canada
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3     South Africa
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4     Australia
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5     Peru
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                                       6

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                          MIDAS U.S. AND OVERSEAS FUND
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                                   COMMENTARY


     It is a pleasure to welcome our new shareholders who have joined the Fund since our last Report, having been attracted to the Fund by its objective of seeking to obtain the highest possible total return for its shareholders from long term growth of capital and income.

     Financial markets were characterized by high levels of volatility during the first half of the year as the Federal Reserve, in seeking to slow the economy and reduce inflationary pressures, raised its Federal Funds rate target to 6.50%.

     Reflecting in part the Fed's tightening mode over the six months, the U.S. dollar rose by 3.52% versus the Yen, and gained 5.34% against the Euro, in each case inhibiting results in dollar terms from local currency investments in Japanese and European securities. For the period the Morningstar World Stock Fund category declined 0.49% and the Morgan Stanley Capital International World ND index was off 2.56%. For the six months, the Fund had a negative total return of 29.75%. While virtually all of this decline was limited to the second quarter alone, when the Fund had a negative total return of 26.47%, results were disappointing following last year's total return gain of +47.44%

     In the United States, signs are growing that the rapid pace of economic growth has eased substantially. It is not clear, however, that the slowdown will continue since the rise in personal income and high levels of consumer confidence are not consistent with a reduction in economic activity.

     We are impressed with the building strength of European economies, and are optimistic about the new Euro currency. In contrast, we view the Japanese market with some scepticism due to the lack of progress in structural reforms. In general, Central and South America are improving and offer selective opportunities for capital appreciation, as do emerging markets overall, despite liquidity and pricing concerns.

     We believe the Fund is attractively positioned for the volatile but selectively rising markets we see over the balance of the year.


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                              PORTFOLIO INFORMATION
                               AS OF JUNE 30, 2000
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      TOP 10 HOLDINGS:
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1     Nokia Oyj ADR
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2     Oracle Corp.
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3     Motorola, Inc.
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4     Corning Inc.
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5     Telefonaktiebolaget LM Ericsson ADR
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6     Sun Microsystems, Inc.
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7     Telefonos de Mexico S.A. ADR
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8     China Telecom (Hong Kong) Limited ADR
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9     Cisco Systems, Inc.
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10    Texas Instruments Inc.
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      TOP 5 COUNTRIES:
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1     United States
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2     Finland
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3     Sweden
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4     Mexico
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5     Hong Kong
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                                       7

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                          MIDAS SPECIAL EQUITIES FUND
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                                   COMMENTARY


     It is a pleasure to submit this Semi-Annual Report for Midas Special Equities Fund and to welcome our new shareholders who were attracted to the Fund's aggressive investment approach and who have made their investment since our last Report.

REVIEW AND OUTLOOK

     During the first half of the year, financial markets were characterized by high levels of volatility, with many noteworthy price trends emerging and reversing over the period. The Federal Reserve raised its Federal Funds rate target by one percentage point to 6.50% over the first half of the year, continuing a trend that began in June 1998, when the rate was at 4.75%. Notably, after their May 16 meeting, the target was increased by 0.50%, an aggressive departure from the 0.25% increments that have characterized the tightening moves. With the Fed raising rates and concern about the impact on corporate earnings, equity markets, by and large, initially rose and then ended lower by mid-year. Although the small company Russell 2000 recorded a gain for the period, the Dow Jones Industrial Average lost 8.48%, the Standard & Poor's 500 Stock Index slipped 0.43% and the Nasdaq Composite Index dropped 2.54%. For the six months the Fund showed a decline of 12.8%, a disappointing result following last year's gain of 30.50%. We believe the Fund is well positioned for market conditions over the balance of the year, and shows a gain since mid-year.

     The current economic environment is characterized by strong growth, low unemployment, low but rising inflation, a large and growing budget surplus, and a record high trade deficit. Fed policy is driven by an attempt to raise interest rates by enough to prevent excess demand to increase inflationary pressures. Financial markets are highly volatile, reflecting the strong, but conflicting influences affecting market sentiment. On the one hand, the Fed is seeking to reduce demand by raising the Fed Funds rate; yet, this interest rate has become a less meaningful tool for adjusting monetary conditions in recent years - demand, reflecting the "wealth effect" of the strong stock market over the past five years and from overseas recoveries is not directly affected by monetary policy. Further, the budget surplus has caused a decline in longer term yields. On the other hand, increases in productivity, new technology, U.S. Government budget surpluses, and other factors keep inflation low, despite high levels of growth. The possibility of a so-called "new


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                              PORTFOLIO INFORMATION
                               AS OF JUNE 30, 2000
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      TOP 10 HOLDINGS:
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1     Motorola, Inc.
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2     Corning Inc.
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3     American International Group, Inc.
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4     Schering-Plough Corp.
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5     Morgan Stanley Dean Witter & Co.
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6     Philip Morris Companies Inc.
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7     Citigroup Inc.
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8     Intel Corp.
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9     Lucent Technologies Inc.
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10    Berkshire Hathaway Inc. Class B
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      TOP 3 SECTORS:
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1     Fire, Marine & Casualty Insurance
--------------------------------------------------------------------------------
2     Semiconductors & Related Devices
--------------------------------------------------------------------------------
3     Communications Equipment
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                                       8
economy," where growth can persist at high levels without igniting inflation, has been recognized by some market participants, but not embraced by the Fed.

     As to the period ahead, it is tempting to conclude that the Fed's raising of interest rates has begun to bear fruit. Recent data suggest the torrid pace of economic growth has abated. The unemployment rate has increased from a low of 3.9% to 4.1%, weekly jobless claims have risen, retail sales have slowed, and interest sensitive sectors, such as housing and auto sales, have softened. Second quarter GDP growth should be around, or more than 5%, down from more than 6% over the past three quarters. It is not clear that this slowdown will continue, or that it was due to the Fed's 1.75 percentage points tightening over the past year. It is likely that some of the slowing is related to demand being satiated in prior quarters, warm weather, and normal random variation. The slowdown in retail sales this spring coincided with high income tax payments. The rise in personal income and high levels of consumer confidence, however, are not consistent with a slowdown. In any event, we do not believe the Fed has done enough to cause a slowdown. Excluding the monetary easing to prevent a systemic crisis in the fall of 1998, the Fed has only tightened by one percentage point. The year over year rate of inflation has increased by between 2% and 4% since then, so "real" Fed Funds are actually easier now than when the tightening began. Moreover, recognizing the reduced role of the Fed Funds rate in determining monetary conditions, a more comprehensive analysis suggests that overall monetary conditions are no tighter now than they were a year ago.

     Although the Fed Funds rate recently has been left unchanged, the Fed will certainly resume interest rate hikes should economic growth re-accelerate or the rate of inflation increase later in the year.

TECHNIQUES AND STRATEGIES

     The Fund has broad flexibility built into its capital appreciation investment policies. It may invest in special situations, reorganizations, value companies, growth companies, in small, mid-cap or large cap companies, any of which may be in any industry or in any country, and may have a long or limited business history. The Fund may also make aggressive and speculative investments, such as options, futures, and forward currency contracts and other derivatives, leverage by borrowing money for investment purposes, and short selling. The Fund may also take temporary defensive positions under adverse market conditions by investing some or all of its assets in cash and cash equivalents.

     We expect securities markets to continue to be volatile through the balance of the year. The Fund has the flexibility to adapt and attempt to obtain long term capital appreciation for its shareholders from shifting market trends. We appreciate your support and look forward to continuing to discover opportunities for above average capital appreciation on your behalf.

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                                DOLLAR RESERVES
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                                   COMMENTARY


     It is a pleasure to report on the Fund's investment strategy for seeking its objective of maximizing yield for shareholders, consistent with preservation of capital and maintenance of liquidity, through U.S. Government and agency money market securities. A sound choice for safety conscious investors, the Fund pursues an all-weather approach of investing exclusively in short term U.S. Government securities, a portion of the income from which is generally free from state income and personal property taxes. We are pleased to note how many shareholders are taking advantage of the Fund's added convenience of free, unlimited check writing with no charge for your personalized checks.

REVIEW AND OUTLOOK

     During the first half of 2000 the Federal Reserve raised its Federal Funds rate target by one percentage point to 6.5%. The Fed's increase continued a trend that began in June 1998, when the rate was 4.75%. Notably, after the May 16, 2000 Fed meeting, the target was increased by 0.50%, an aggressive departure from the 0.25% increments that have characterized the Fed's tightening moves thus far.

     As we had anticipated, yields on short term government securities also rose during this period, but with some interesting disparities. Yields on three month U.S. Government agency securities, in which the Fund routinely invests, rose in an orderly, linear manner from 5.8% to 6.6% over the course of the year's first half, capturing most of the increase in the Fed Funds target rate. In contrast three month Treasury bills rose only 0.52% over the same period, from 5.33% to 5.85%, and this smaller increase in yield was accompanied by much greater volatility. For example, Treasury bill yields rose to as high as 6.2% and fell to as low as 5.6% in the month of May alone.

     We believe that a much smaller increase in Treasury bill yields relative to other money market assets can be explained by the reduction of the supply of Government securities caused by the Federal budget surplus. It is likely that future budget surplus estimates will be increased, resulting in general in greater premiums for Treasury securities relative to other debt assets. At this time, the short term Government agency securities in which the Fund invests offer a greater yield advantage over Treasuries than has typically been available in the past. We seek to exploit these higher yields oportunistically, since they are not due to any tangible change in current credit worthiness or reduction in Federal Government support.

     As a result, the Fund was successful in achieving a 21.72% increase in its effective yield to 5.66% at the end of the six month period, and since June 30 has FURTHER INCREASED TO 6.11% AT THIS WRITING.


Effective Yield as of
June 30, 2000                                                             5.66%
--------------------------------------------------------------------------------
Effective Yield as of
December 31, 1999                                                         4.65%
--------------------------------------------------------------------------------
Percent Increase                                                         21.72%
--------------------------------------------------------------------------------

     Looking ahead, it is tempting to conclude that the Fed's raising of interest rates has begun to bear fruit with recent data suggesting the torrid pace of economic growth has abated t. For example, the unemployment rate has increased from a low of 3.9% to 4.1%, weekly jobless claims have risen, retail sales have slowed, and interest sensitive sectors, such as housing and auto sales, have softened. Second quarter GDP growth should be around, or more than 5%, down from more than 6% over the past three quarters. It is not clear that this slowdown will continue, or that it was due to the Fed's 1.75% tightening over the past year.

     It is likely that some of the slowing is related to demand being satiated in prior quarters, plus warm weather, and normal random variation. The slowdown in retail sales coincides with high tax payments this spring. Other observations, however, such as the rise in personal income, and high levels of consumer confidence, are not consistent with a slowdown. In any event, we do not believe the Fed has done enough to cause a slowdown. Excluding the monetary easing to prevent a systemic crisis in the fall of 1998, the Fed has only tightened by 1%. The year over year rate of inflation has increased by between 2% and 4% since then, so "real" Fed Funds are actually easier now than when the tightening began. Finally, the Fed Funds rate is only one factor in determining monetary conditions, and its significance has become reduced over time. A more comprehensive analysis suggests that overall monetary conditions are no tighter now than they were a year ago.

     Although the Fed Funds rate was left unchanged at their most recent meeting, the Fed will certainly resume interest rate hikes should economic growth re-accelerate or the rate of inflation increase later in the year.

     As mentioned above, increases in the budget surplus should exert some upward pressure on bond prices. Additionally, demographics and volatility in equity markets should increase demand for fixed income securities.

     Ultimately, a resolution of the economy's slowing will require more data. The Fund's duration was extended late in the second quarter as the likelihood of near term, large magnitude rate increases diminished, and reversing the extremely short, defensive posture that had been so successful over the past year and a half. The recent increase in yields on floating rate agency securities has prompted a small increase in exposure to those assets as well. We will continue to mine both markets and economic data in seeking to have you benefit from the most rewarding securities, driven by the best strategies we can devise.

-----------------------------------------------------------------------------------------------
                                MIDAS MAGIC, INC.
-----------------------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
-----------------------------------------------------------------------------------------------
      SHARES      COMMON STOCKS (100.00%)                                          MARKET VALUE
-----------------------------------------------------------------------------------------------
                  COMMUNICATIONS EQUIPMENT (20.16%)
       1,800      Motorola, Inc.                                                       $ 52,313
       1,600      Nokia Oyj ADR                                                          79,900
                                                                                       --------
                                                                                        132,213

                  COMPUTER COMMUNICATIONS EQUIPMENT (4.85%)
         500      Cisco Systems, Inc.*                                                   31,781

                  COMPUTEr & OFFICE EQUIPMENT (5.01%)
         300      International Business Machines Corp.                                  32,869

                  ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (6.06%)
         750      General Electric Co.                                                   39,750

                  ELECTRONIC COMPUTERS (6.93%)
         500      Sun Microsystems, Inc.*                                                45,469

                  GLASS, GLASSWEAR, PRESSED OR BLOWN (6.17%)
         150      Corning Inc.                                                           40,481

                  NATIONAL COMMERCIAL BANKS (6.43%)
         700      Citigroup Inc.                                                         42,175

                  NEWSPAPERS: PUBLISHING OR PUBLISHING & PRINTING (7.48%)
         900      The News Corporation Limited ADR                                       49,050

                  PHARMACEUTICAL PREPARATIONS (4.02%)
         550      Pfizer Inc.                                                            26,400


                  RADIOTELEPHONE COMMUNICATIONS (10.48%)
       2,400      Telefonaktiebolaget LM Ericsson ADR                                    48,000
         500      Vodafone AirTouch PLCADR                                               20,719
                                                                                       --------
                                                                                         68,719

                  RAILROADS, LINE-HAUL OPERATING (4.06%)
         300      Kansas City Southern Industries, Inc.                                  26,606

                  SAVINGS INSTITUTION, FEDERALLY CHARTERED (.37%)
       3,890      Security Investments Group, Inc.*                                       2,431

                  SERVICES-BUSINESS SERVICES (.01%)
          10      Opus360 Corp.*                                                             37

                  SERVICES-COMPUTER INTEGRATED SYSTEMS DESIGN (3.78%)
         200      Yahoo! Inc.*                                                           24,781

                  SERVICES-PREPACKAGED SOFTWARE (8.97%)
         700      Oracle Corp.*                                                          58,844

                  TELEPHONE COMMUNICATIONS (5.22%)
         600      Telefonos de Mexico S.A. ADR                                           34,275
                                                                                       --------
                              Total Investments (cost:  $614,128) (100.00%)            $655,881
-----------------------------------------------------------------------------------------------

*Indicates non-income producing security.

-----------------------------------------------------------------------------------------------
                                MIDAS FUND, INC.
-----------------------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
-----------------------------------------------------------------------------------------------
      SHARES      COMMON STOCKS AND WARRANTS (98.91%)                              MARKET VALUE
-----------------------------------------------------------------------------------------------
                  PRECIOUS METALS AND RESOURCES (91.66%)
      12,000      Anglo American plc ADR                                          $     571,125
      20,000      Anglo American Platinum Corporation Limited                           576,401
     100,000      AngloGold Limited ADR                                               2,056,250
     500,000      Barrick Gold Corp.                                                  9,093,750
     250,000      Battle Mountain Gold Co.*                                             546,875
      85,000      The Broken Hill Proprietary Company Limited                         2,018,750
      75,000      De Beers Consolidated Mines Ltd. ADR                                1,821,094
     150,000      Franco-Nevada Mining Corp. Ltd.                                     1,732,055
     125,000      Freeport-McMoRan Copper &Gold, Inc. Class A*                        1,140,625
     150,000      Freeport-McMoRan Copper &Gold, Inc. Class B*                        1,387,500
     300,000      Glamis Gold Ltd.*                                                     581,250
     328,900      Golden Cycle Gold Corp.*                                            1,911,731
     400,000      Gold Fields Limited                                                 1,575,000
     200,000      Gold Fields Limited ADR                                               781,250
     100,000      Harmony Gold Mining Company Limited ADR                               556,250
     300,000      Homestake Mining Company                                            2,062,500
     250,000      IAMGOLD Corp.*                                                        514,890
     946,000      Kinross Gold Corp.*                                                   843,217
     600,000      Lyon Lake Mines Ltd. Units*                                            56,722
     650,000      Meridian Gold Inc.*                                                 3,950,300
     200,000      Newcrest Mining Limited*                                              538,335
      90,000      Newmont Mining Corp.                                                1,946,250
     804,000      Pasminco Limited                                                      428,012
     200,000      Randgold Resources Ltd.*                                              750,000
   1,567,000      Rio Narcea Gold Mines Ltd.*                                         1,312,094
      20,000      Rio Tinto plc ADR                                                   1,305,000
     680,000      St. Genevieve Resources Ltd.*                                           9,184
      16,000      Stillwater Mining Company*                                            446,000
      73,000      Teck Corp. Class B                                                    497,873
                                                                                  -------------
                                                                                     41,010,283

                  PRECIOUS METALS AND RESOURCES RELATED (8.34%)
     101,000      Dynasty Motorcar Corporation*                                          91,731
      20,000      El Paso Energy Corp.                                                1,018,750
      20,000      Enron Corp.                                                         1,290,000
      32,000      Terex Corp.                                                           452,000
     134,000      USEC Inc.                                                             619,750
      14,000      Whitehall Jewellers, Inc.*                                            260,750
                                                                                  -------------
                                                                                      3,732,981
                                                                                  -------------
                        Total Investments (cost: $63,269,250) (100.00%)             $44,743,264


------------------------------------------------------------------------------------------------

*Indicates non-income producing security.

------------------------------------------------------------------------------------------------
                              MIDAS INVESTORS LTD.
------------------------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------
     SHARES       COMMON STOCKS (95.95%)                                          MARKET VALUE
------------------------------------------------------------------------------------------------
                  AUSTRALIA (7.12%)
     34,000       Newcrest Mining Ltd.*                                           $      91,517
     65,000       Normandy Mining Ltd.                                                   34,992
     60,000       Pasminco Ltd.                                                          31,941
      6,600       WMCLimited ADR                                                        118,800
                                                                                  -------------
                                                                                        277,250
                  NORTH AMERICA (70.42%)
     10,000       Agnico-Eagle Mines Ltd.                                                64,375
     40,000       Barrick Gold Corp.                                                    727,500
     30,000       Battle Mountain Gold Co.*                                              65,625
     40,000       Dallas Gold and Silver Exchange, Inc.*                                300,000
     15,000       Franco-Nevada Mining Corp. Ltd.                                       173,205
     12,500       Freeport-McMoRanCopper &Gold, Inc. Class B*                           115,625
     35,000       Glamis Gold Ltd.*                                                      67,812
     69,500       Golden Cycle Gold Corp.*                                              403,969
     19,200       Goldcorp. Inc. Class A*                                               138,000
     20,000       Homestake Mining Company                                              137,500
     30,000       IAMGOLDCorp.*                                                          61,787
     80,000       Kinross Gold Corp.*                                                    71,308
     20,000       Meridian Gold Inc.*                                                   122,500
      4,000       Newmont Mining Corp.                                                   86,500
      4,800       Placer Dome Inc.                                                       45,900
      3,000       Stillwater Mining Co.*                                                 83,625
     11,000       Teck Corp. Class B                                                     75,022
                                                                                  -------------
                                                                                      2,740,253
                  PERU (2.67%)
      6,000       Compania de Minas Buenaventura S.A. ADR                               103,875

                  SOUTH AFRICA (13.27%)
      1,500       Anglo American Platinum Corp.                                          43,230
      8,000       AngloGold Limited ADR                                                 164,500
      4,000       De Beers Consolidated Mines Ltd. ADR                                   97,125
     30,000       Gold Fields Limited ADR                                               117,188
     17,000       Harmony Gold Mining Company Ltd. ADR                                   94,563
                                                                                  -------------
                                                                                        516,606
                  UNITED KINGDOM(2.45%)
      2,000       Anglo American plc ADR                                                 95,187
-----------------------------------------------------------------------------------------------
                    Total Common Stocks (cost:$4,427,578)                             3,733,171


    PAR VALUE     SHORT-TERM INVESTMENTS (4.07%)
-----------------------------------------------------------------------------------------------

   $158,196       State Street Bank&Trust Repurchase Agreement, 3.50%,
                  June 30, 2000, due July  3, 2000 (collateralized by $165,000
                  U.S. Treasury Notes 5.50%, due 1/31/03, market value
                  $165,206, proceeds at maturity: $158,242)                             158,196
                                                                                  -------------
                    Total Short Term Investments (cost: $158,196)                       158,196
                                                                                  -------------

                      Total Investments (cost: $4,585,774) (100.00%)                 $3,891,367

-----------------------------------------------------------------------------------------------

*Indicates non-income producing security.

-----------------------------------------------------------------------------------------------
                        MIDAS U.S. AND OVERSEAS FUND LTD.
-----------------------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
-----------------------------------------------------------------------------------------------
       SHARES     COMMON STOCKS (100.00%)                                        MARKET VALUE
-----------------------------------------------------------------------------------------------
                  FINLAND (13.99%)
                  COMMUNICATIONS EQUIPMENT
      18,400      Nokia Oyj ADR                                                     $  918,850

                  FRANCE (4.34%)
                  TELEPHONE COMMUNICATIONS
       2,000      France Telecom S.A.ADR                                               285,000

                  GERMANY (3.71%)
                  TELEPHONE COMMUNICATIONS
       4,300      Deutsche Telekom AGADR                                               244,025

                  HONG KONG (6.22%)
                  COMMUNICATION SERVICES
       2,300      China Telecom (Hong Kong) Ltd. ADR*                                  408,969

                  MEXICO (6.26%)
                  TELEPHONE COMMUNICATIONS
       7,200      Telefonos de Mexico S.A. ADR                                         411,300

                  SPAIN (4.19%)
                  TELEPHONE COMMUNICATIONS
       4,300      Telefonica S.A. ADR                                                  275,469

                  SWEDEN (8.04%)
                  RADIOTELEPHONE COMMUNICATIONS
      26,400      Telefonaktiebolaget LM Ericsson ADR                                  528,000

                  UNITED KINGDOM (4.23%)
                  RADIOTELEPHONE COMMUNICATIONS
       6,700      Vodafone AirTouch PLC ADR                                            277,631

                  UNITED STATES (49.02%)
                  COMMUNICATIONS EQUIPMENT (9.03%)
      20,400      Motorola, Inc.                                                       592,875

                  COMPUTER COMMUNICATIONS EQUIPMENT (5.61%)
       5,800      Cisco Systems, Inc.*                                                 368,662

                  ELECTRONIC COMPUTERS (7.34%)
       5,300      Sun Microsystems, Inc.*                                              481,969

                  GLASS, GLASSWEAR, PRESSED OR BLOWN (8.22%)
       2,000      Corning Inc.                                                         539,750

                  RAILROADS, LINE-HAUL OPERATING (4.59%)
       3,400      Kansas City Southern Industries, Inc.                                301,538

                  SEMICONDUCTORS & Related Devices (5.02%)
       4,800      Texas Instruments Inc.                                               329,700

                  SERVICES-PREPACKAGED SOFTWARE (9.21%)
       7,200      Oracle Corp.*                                                        605,250
                                                                                    ----------
                      Total Investments (cost: $6,438,390) (100.00%)                $6,568,988
-----------------------------------------------------------------------------------------------

*Indicates non-income producing security.

-----------------------------------------------------------------------------------------------
                        MIDAS SPECIAL EQUITIES FUND, INC.
-----------------------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
-----------------------------------------------------------------------------------------------
      SHARES      COMMON STOCKS AND WARRANTS (87.75%)                             MARKET VALUE
-----------------------------------------------------------------------------------------------
                  AIR TRANSPORTATION, SCHEDULED (2.45%)
      30,800      AMRCorp.                                                        $    814,275

                  COMMUNICATIONS EQUIPMENT (8.33%)
      95,400      Motorola, Inc.                                                     2,772,563

                  COMPUTER & OFFICE EQUIPMENT (4.95%)
      13,200      Hewlett-Packard Co.                                                1,648,350

                  FINANCE SERVICES (6.55%)
      26,200      Morgan Stanley Dean Witter & Co.                                   2,181,150

                  FIRE, MARINE & CASUALTY INSURANCE (12.24%)
      19,700      American International Group, Inc.                                 2,314,750
       1,000      Berkshire Hathaway Inc. Class B*                                   1,760,000
                                                                                   -----------
                                                                                     4,074,750

                  FOOD & KINDRED PRODUCTS (6.34%)
      79,400      Philip Morris Companies Inc.                                       2,109,063

                  GLASS, GLASSWEAR, PRESSED OR BLOWN (7.54%)
       9,300      Corning Inc.                                                       2,509,837

                  INSTRUMENTS FOR MEASURING & TESTING OF ELECTRICITY &
                  ELECTRICAL SIGNALS (1.12%)
       5,034      Agilent Technologies, Inc.*                                          371,257

                  NATIONAL COMMERCIAL BANKS (6.19%)
      34,200      Citigroup Inc.                                                     2,060,550

                  NEWSPAPERS:  PUBLISHING OR PUBLISHING & PRINTING (2.57%)
      35,000      The News Corporation Limited Preferred ADSWarrants*                  853,720

                  PHARMACEUTICAL PREPARATIONS (6.75%)
      44,500      Schering-Plough Corp.                                              2,247,250

                  RAILROADS, LINE-HAUL OPERATING (4.80%)
      18,000      Kansas City Southern Industries, Inc.                              1,596,375

                  SEMICONDUCTORS & RELATED DEVICES (10.53%)
      14,700      Intel Corp.                                                        1,965,206
      22,400      Texas Instruments Inc.                                             1,538,600
                                                                                   -----------
                                                                                     3,503,806
                  SERVICES-COMPUTER PROCESSING & DATA PREPARATION (1.91%)
      22,257      Sabre Holdings Corp.*                                                634,325

                  TELEPHONE COMMUNICATIONS (5.48%)
      30,800      Lucent Technologies Inc.                                           1,824,900
                                                                                   -----------
                    Total Common Stocks and Warrants (cost: $25,008,289)            29,202,171

    PAR  VALUE    SHORT-TERM INVESTMENTS (12.25%)
-----------------------------------------------------------------------------------------------

   $4,075,004     State Street Bank & Trust Repurchase Agreement, 3.50%,
                  June 30, 2000, due July 3, 2000 (collateralized by $4,235,000
                  U.S. Treasury Notes, 5.625%, due 12/31/02, market value:
                  $4,160,888, proceeds at maturity $4,076,193)                       4,075,004
                                                                                   -----------
                    Total Short Term Investments (cost:  $4,075,004)                 4,075,004
                                                                                   -----------
                             Total Investments (cost: $29,083,293) (100.00%)       $33,277,175
-----------------------------------------------------------------------------------------------

*Indicates non-income producing security.

-----------------------------------------------------------------------------------------------
                              DOLLAR RESERVES, INC.
-----------------------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
-----------------------------------------------------------------------------------------------
   PAR VALUE      U.S. GOVERNMENT AGENCIES (100.00%)                     YIELD*        VALUE**
-----------------------------------------------------------------------------------------------
 $1,310,000       Federal Farm Credit, due 8/01/00                        6.18%   $  1,309,100
     500,000      Federal Farm Credit, due 10/02/00                       6.25%        499,199
     150,000      Federal Farm Credit, due 10/26/00                       4.33%        148,775
     500,000      Federal Home Loan Banks, due 7/05/00                    6.00%        499,951
   8,275,000      Federal Home Loan Banks, due 7/14/00                    5.50%      8,272,470
   3,000,000      Federal Home Loan Banks, due 7/31/00                    6.23%      3,000,287
   1,000,000      Federal Home Loan Banks, due 8/09/00                    5.71%        998,836
   1,000,000      Federal Home Loan Banks, due 9/08/00                    5.20%        996,958
     637,000      Federal Home Loan Banks, due 9/20/00                    6.56%        627,598
     300,000      Federal Home Loan Banks, due 10/13/00                   5.92%        299,106
     670,000      Federal Home Loan Banks, due 10/16/00                   4.57%        665,626
     290,000      Federal Home Loan Banks, due 11/03/00                   6.05%        289,063
     500,000      Federal Home Loan Banks, due 11/24/00                   5.27%        496,925
     200,000      Federal Home Loan Banks, due 12/01/00                   5.00%        198,350
   8,000,000      Federal Home Loan Banks, due 4/12/01                    6.19%      8,000,000
   4,000,000      Federal Home Loan Mortgage Corp., due 7/14/00           5.55%      3,998,851
   1,500,000      Federal Home Loan Mortgage Corp., due 8/01/00           6.40%      1,499,290
     575,000      Federal Home Loan Mortgage Corp., due 9/14/00           6.46%        567,262
     280,000      Federal Home Loan Mortgage Corp., due 10/12/00          6.47%        274,817
   1,071,000      Federal Home Loan Mortgage Corp., due 2/15/01           5.00%      1,058,386
   3,500,000      Federal National Mortgage Assn., due 7/13/00            6.05%      3,492,942
   2,440,000      Federal National Mortgage Assn., due 7/20/00            6.08%      2,432,170
   4,500,000      Federal National Mortgage Assn., due 7/27/00            6.16%      4,480,034
     500,000      Federal National Mortgage Assn., due 7/28/00            6.04%        497,735
     100,000      Federal National Mortgage Assn., due 8/10/00            6.64%         99,280
     441,000      Federal National Mortgage Assn., due 8/16/00            6.54%        437,315
     875,000      Federal National Mortgage Assn., due 8/17/00            6.52%        867,552
   1,500,000      Federal National Mortgage Assn., due 9/07/00            6.47%      1,481,668
     500,000      Federal National Mortgage Assn., due 9/25/00            5.10%        498,015
     210,000      Federal National Mortgage Assn., due 9/25/00            5.97%        209,562
     120,000      Federal National Mortgage Assn., due 10/02/00           5.00%        119,433
     250,000      Federal National Mortgage Assn., due 10/16/00           5.83%        249,261
     234,000      Federal National Mortgage Assn., due 10/19/00           6.63%        229,353
   1,000,000      Federal National Mortgage Assn., due 12/07/00           6.47%        971,424
   1,000,000      Federal National Mortgage Assn., due 12/22/00           5.89%        995,124
     228,000      Federal National Mortgage Assn., due 1/08/01            5.23%        225,951
     260,000      Federal National Mortgage Assn., due 1/16/01            5.38%        257,780
     475,000      Federal National Mortgage Assn., due 1/29/01            5.44%        470,829
   3,815,000      Federal National Mortgage Assn., due 2/22/01            6.57%      3,804,772
   3,000,000      Student Loan Marketing Assn., due 5/18/01               6.32%      3,002,727
                                                                                   -----------

                             Total Investments (100.00%)                           $58,523,777

                 * Represents  annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities.

                ** Cost of investments for financial  reporting and for Federal income tax purposes is the same as value.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               MIDAS         MIDAS
                                                                                              U.S. AND      SPECIAL
                                                           MIDAS     MIDAS          MIDAS     OVERSEAS      EQUITIES      DOLLAR
   JUNE 30, 2000 (UNAUDITED)                               MAGIC     FUND         INVESTORS     FUND          FUND       RESERVES
-----------------------------------------------------------------------------------------------------------------------------------
   ASSETS
   Investments at cost                                  $614,128   $63,269,250    $4,585,774   $6,438,390  $29,083,293  $58,523,777
-----------------------------------------------------------------------------------------------------------------------------------
   Investments at market value                          $655,881   $44,743,264    $3,891,367   $6,568,988  $33,277,175  $58,523,777
   Cash                                                    7,899             -             -        1,007        7,369        1,932
   Foreign currencies                                          -             -             -            -            -            -
   Receivables:
     Investment securities sold                                -     1,040,296             -            -            -            -
     Dividends                                                 -        30,796         1,540        4,091       44,040            -
     Fund shares sold                                          -         6,348             -            -            -        9,245
     Interest                                                  -             -             -            -            -      806,192
   Other assets                                              253        25,270         3,068        1,042        6,021        6,700
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                        664,033    45,845,974     3,895,975    6,575,128   33,334,605   59,347,846
===================================================================================================================================

   LIABILITIES
   Cash overdraft                                              -        29,136             -            -            -            -
   Payables:
     Dividends                                                 -             -             -            -            -          907
     Demand notes payable to bank (note 5)                21,904       802,909             -      512,407            -            -
     Fund shares redeemed                                    996             -             -            -        3,336       15,059
   Accrued expenses                                        7,812        98,071        48,946       36,575       56,033       51,617
   Accrued management and distribution fees               16,879        38,699         3,304        5,262       28,197       12,397
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                    47,591       968,815        52,250      554,244       87,566       79,980
===================================================================================================================================

   NET ASSETS                                           $616,442   $44,877,159    $3,843,725   $6,020,884  $33,247,039  $59,267,866
-----------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, $0.01 par value                    34,398    46,542,026     1,809,872      814,596    1,435,410   59,267,866

   NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                             $17.92          $.96         $2.12        $7.39       $23.16        $1.00

   At June 30, 2000, net assets
     consisted of:
   Paid-in capital                                      $591,965  $256,730,270   $19,737,317   $4,758,877  $28,021,941  $59,264,110
   Accumulated net realized gain (loss)
     on investments                                     (12,189)  (192,634,449)  (15,137,892)   1,244,609    1,355,681        3,756
   Net unrealized appreciation (depreciation)
     on investments                                       41,753   (18,525,986)     (694,407)     130,598    4,193,882            -
   Accumulated deficit in net investment income          (5,087)      (692,676)      (61,293)    (113,200)    (324,465)           -
-----------------------------------------------------------------------------------------------------------------------------------
                                                        $616,442   $44,877,159    $3,843,725   $6,020,884  $33,247,039  $59,267,866
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                            STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 MIDAS       MIDAS
                                                                                               U.S. AND     SPECIAL
                                                          MIDAS        MIDAS         MIDAS      OVERSEAS    EQUITIES       DOLLAR
   SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)             MAGIC        FUND        INVESTORS      FUND        FUND        RESERVES
-----------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME
   Dividends                                            $  1,818     $ 295,998     $  39,258   $   20,165  $   171,840   $        -
   Foreign taxes withheld                                   (107)      (13,489)       (1,773)      (2,428)      (1,090)           -
   Interest                                                1,619        23,206         2,874        7,876      108,836    1,924,312
-----------------------------------------------------------------------------------------------------------------------------------
     Total investment income                               3,330       305,715        40,359       25,613      279,586    1,924,312
------------------------------------------------------------------------------------------------------------------------------------

   EXPENSES
   Distribution (note 3)                                     877        66,189        20,561       36,870      178,125       79,461
   Investment management (note 3)                          3,506       264,755        20,561       36,870      158,457      158,693
   Interest (note 5)                                         878       107,117         2,969       28,013      104,055        3,604
   Transfer agent                                         16,959       211,970        28,288       14,959       55,892       98,291
   Custodian                                               2,496        63,186         3,232       13,881       31,422       26,306
   Professional (note 3)                                   3,416        38,295        13,696       12,267       32,161       20,195
   Registration (note 3)                                   5,136        59,836        13,470       10,622       20,764       21,441
   Directors                                                 180         7,778         4,715          599        5,236        5,236
   Printing                                                5,496        22,438         4,310        4,787        2,992        9,972
   Other                                                   1,999         6,581         1,706        7,598       14,947        1,895
-----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                       40,943       848,145       113,508      166,466      604,051      425,094
       Expenses reimbursed (note 3)                      (32,526)            -             -            -            -            -
       Investment management and distribution
         plan expenses waived (note 3)                         -             -       (15,420)     (27,653)           -     (127,070)
       Fee reduction (note 5)                                  -        (3,503)            -            -            -      (10,070)
-----------------------------------------------------------------------------------------------------------------------------------
       Net expenses                                        8,417       844,642        98,088      138,813      604,051      287,954
-----------------------------------------------------------------------------------------------------------------------------------
       Net investment income (loss)                       (5,087)     (538,927)      (57,729)    (113,200)    (324,465)   1,636,358
===================================================================================================================================

   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCIES AND FUTURES
   Net realized gain (loss) from
     security transactions                               (12,189)  (26,732,451)     (706,665)   1,766,089    9,391,113       14,618
   Net realized loss from foreign currency
     and futures transactions                                  -    (5,820,544)       (3,564)    (846,943)  (4,142,807)           -
   Unrealized appreciation (depreciation) of
     investments during the period                      (122,220)   13,035,106      (219,872)  (3,462,086) (10,073,510)           -
-----------------------------------------------------------------------------------------------------------------------------------
       Net realized and unrealized gain (loss)
         on investments, foreign currencies
         and futures                                    (134,409)  (19,517,889)     (930,101)  (2,542,940)  (4,825,204)      14,618
===================================================================================================================================
       Net increase (decrease) in net assets
         resulting from operations                     $(139,496) $(20,056,816)    $(987,830) $(2,656,140) $(5,149,669)  $1,650,976
===================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          MIDAS MAGIC                         MIDAS FUND
                                                                  ---------------------------        ----------------------------
                                                                  SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                                      6/30/00                             6/30/00
   FOR THE YEARS ENDED (UNLESS OTHERWISE INDICATED)                  (UNAUDITED)     12/31/99           (UNAUDITED)      12/31/99
------------------------------------------------------------------------------------------------------------------------------------
  OPERATIONS
  Net investment income (loss)                                      $  (5,087)      $   1,075        $  (538,927)    $   (487,649)
   Net realized gain (loss) from foreign currency
    and futures transactions                                                -          18,479         (5,820,544)         297,062
   Net realized gain (loss) from security transactions                (12,189)         77,645        (26,732,451)    (103,922,952)
   Unrealized appreciation (depreciation)
    of investments and foreign currencies
    during the period                                                (122,220)        222,497         13,035,106       94,780,730
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     resulting from operations                                       (139,496)        319,696        (20,056,816)      (9,332,809)

   DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income                                 -          (1,300)                 -                -
   Distributions from net realized gains                                    -        (104,504)                 -                -
   Distributions in excess of net realized gains                            -               -                  -                -
   Distributions from paid-in capital                                       -               -                  -                -

   CAPITAL SHARE TRANSACTIONS
   Change in net assets resulting from capital
     share transactions (a)                                          (101,039)         94,929         (6,886,370)      (6,688,244)
-----------------------------------------------------------------------------------------------------------------------------------
   Total change in net assets                                        (240,535)        308,821        (26,943,186)     (16,021,053)

   NET ASSETS
   Beginning of period                                                856,977         548,156         71,820,345       87,841,398
-----------------------------------------------------------------------------------------------------------------------------------
   End of period*                                                   $ 616,442       $ 856,977        $44,877,159     $ 71,820,345
===================================================================================================================================
  *Includes accumulated deficit in net investment
     income                                                         $   5,087       $       -        $   692,676     $          -

===================================================================================================================================
  (a) TRANSACTIONS IN CAPITAL SHARES WERE AS FOLLOWS:

  VALUE
  Shares sold                                                       $ 316,681       $ 580,609        $ 6,661,710     $ 31,700,935
  Shares issued in reinvestment of distributions                            -         105,883                  -                -
   Shares redeemed                                                   (417,720)       (591,563)       (13,548,080)     (38,389,179)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                                        $(101,039)      $  94,929        $(6,886,370)    $ (6,688,244)

  NUMBER
  Shares sold                                                          15,832          30,673          6,094,207       22,242,244
  Shares issued in reinvestment of distributions                            -           4,856                  -                -
  Shares redeemed                                                     (21,054)        (33,520)       (12,551,495)     (27,417,730)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                                           (5,222)          2,009         (6,457,288)      (5,175,486)
===================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
       MIDAS INVESTORS          MIDAS U.S. AND OVERSEAS FUND       MIDAS SPECIAL EQUITIES FUND             DOLLAR RESERVES
 --------------------------     ----------------------------        --------------------------      ----------------------------
 SIX MONTHS ENDED                 SIX MONTHS ENDED                  SIX MONTHS ENDED                SIX MONTHS ENDED
      6/30/00                           6/30/00                           6/30/00                         6/30/00
    (UNAUDITED)    12/31/99          (UNAUDITED)    12/31/99           (UNAUDITED)    12/31/99         (UNAUDITED)      12/31/99
--------------------------------------------------------------------------------------------------------------------------------

  $   (57,729)   $(133,793)         $  (113,200) $  (106,363)        $   (324,465)  $  (484,680)      $  1,636,358  $  2,914,339

       (3,564)      132,273            (846,943)     370,754           (4,142,807)    2,019,595                  -             -
     (706,665)   (1,964,342)          1,766,089      (20,342)           9,391,113    (1,493,400)            14,618        (5,449)


     (219,872)    1,618,749          (3,462,086)   2,867,544          (10,073,510)    9,684,689                  -             -
--------------------------------------------------------------------------------------------------------------------------------

     (987,830)     (347,113)         (2,656,140)   3,111,593           (5,149,669)    9,726,204          1,650,976     2,908,890


            -             -                   -            -                    -             -         (1,636,358)   (2,914,339)
            -             -                   -      (31,369)                   -             -                  -             -
            -             -                   -            -                    -             -                  -             -
            -             -                   -            -                    -             -                  -             -



     (213,547)     (901,019)         (1,203,899)    (539,181)          (3,232,213)   (4,904,335)        (4,997,140)   (1,279,368)
--------------------------------------------------------------------------------------------------------------------------------
   (1,201,377)   (1,248,132)         (3,860,039)   2,541,043           (8,381,882)    4,821,869         (4,982,522)   (1,284,817)


    5,045,102     6,293,234           9,880,923    7,339,880           41,628,921    36,807,052         64,250,388    65,535,205
--------------------------------------------------------------------------------------------------------------------------------
  $ 3,843,725    $5,045,102         $ 6,020,884  $ 9,880,923         $ 33,247,039   $41,628,921       $ 59,267,866  $ 64,250,388
===================================================================================================================================

  $    61,293    $        -         $   113,200  $         -         $    324,465   $         -       $          -  $          -

===================================================================================================================================



  $   229,589    $  710,909         $   409,302  $   967,721         $    331,672   $ 1,609,739       $ 26,698,776  $ 60,416,438
            -             -                   -       28,577                    -             -          1,600,372     2,880,221
     (443,136)   (1,611,928)         (1,613,201)  (1,535,479)          (3,563,885)   (6,514,074)       (33,296,288)  (64,576,027)
--------------------------------------------------------------------------------------------------------------------------------
  $  (213,547)   $ (901,019)        $(1,203,899) $(5,539,181)        $ (3,232,213)  $(4,904,335)      $ (4,997,140) $ (1,279,368)


      102,994       245,435              46,064      116,171               13,321        75,136         26,698,776    60,416,438
            -             -                   -        3,991                    -             -          1,600,372     2,880,221
     (198,202)     (572,749)           (170,949)    (205,037)            (145,021)     (317,290)       (33,296,288)  (64,576,027)
--------------------------------------------------------------------------------------------------------------------------------
      (95,208)     (327,314)           (124,885)     (84,875)            (131,700)     (242,154)        (4,997,140)   (1,279,368)
===================================================================================================================================

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1 The Midas Funds ("Funds") are all Maryland corporations registered under the Investment Company Act of 1940, as amended, as open-end non-diversified management investment companies.

          Midas Magic,Inc.'s investment objective is capital appreciation. The Fund seeks capital appreciation by investing in equity securities, securities convertible into common stocks, and preferred stocks. On March 4, 1998 the Board of Directors of the Fund approved a change in the fiscal year end to December 31 from October 31.

          Midas Fund, Inc.'s investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing at least 65% of its total assets in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion, as set forth in its prospectus.

          Midas Investors Ltd.'s investment objective is long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals and in gold, platinum and silver bullion, as set forth in its prospectus. Income is the secondary objective. On March 4, 1998, the Board of Directors of the Fund approved a change in the fiscal year end to December 31 from June 30.

          Midas U.S. and Overseas Fund Ltd.'s investment objective is to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers.

          Midas Special Equities Fund, Inc.'s investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in equity securities, warrants, convertible securities and debt instruments.

          Dollar Reserves, Inc.'s investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities. On March 4, 1998, the Board of Directors of the Fund approved a change in the fiscal year end to December 31 from June 30.

          The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   CONTINUED
--------------------------------------------------------------------------------

     loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal tothe difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis.

          In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2 Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required.

          Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses, net operating losses and foreign currency transactions.

          At December 31,1999, Midas Fund, Inc. had an unused capital loss carryforward of approximately $128,264,500 of which $2,587,100, $25,267,300, $12,176,100 and $88,234,000 expires in 2004, 2005, 2006 and
     2007, respectively. At December 31, 1999, Midas Investors Ltd. had an unused capital loss carryforward of approximately $14,431,200 of which $3,474,200, $9,124,000 and $1,833,000 expires in 2005, 2006 and 2007 respectively. At December 31, 1999, Midas Special Equities Fund, Inc. had an unused capital loss carryforward of approximately $3,892,600 which expires in 2007. At December 31, 1999, Dollar Reserves, Inc. had an unused capital loss carryforward of approximately $5,600 of which $5,200, $200 and $200 expires in 2002, 2003 and 2007, respectively.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   CONTINUED
--------------------------------------------------------------------------------

3 Effective June 30, 1999, the investment management agreement between Midas Magic, Inc. and Rockwood Advisers, Inc. and the investment management agreements between Bull & Bear Advisers, Inc. and Midas Special Equities Fund, Inc., Midas U.S. and Overseas Fund Ltd., Midas Investors Ltd., and Dollar Reserves, Inc. were transferred to Midas Management Corporation (the "Investment Manager"). The terms of the investment management agreements, other than the name of the investment manager, did not change.

          Under the investment management agreements of Midas Magic, Inc. and Midas Fund, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of each Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. The Investment Manager has contractually agreed to reimburse Midas Magic, Inc. certain expenses in excess of 1.90% of average net assets until May 1, 2000. Pursuant to such contract and voluntary reimbursements, the Investment Manager reimbursed the Fund $32,526 for the six months ended June 30, 2000. Pursuant to the investment management agreement for Midas Fund, Inc., the Investment Manager retained Lion Resource Management Limited (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, which terminated November 30, 1999, the Subadviser advised and consulted with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assisted in pricing and generally monitoring such investments. The Subadviser also provided the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States and among equities, bullion and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, paid the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets.

          Under the terms of the investment management agreements of Midas Special Equities Fund, Inc., Midas U.S. and Overseas Fund Ltd., and Midas Investors Ltd., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million.

          Under the terms of the investment management agreement of Dollar Reserves, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. The Investment Manager voluntarily waived $79,347 of its management fee for the six months ended June 30, 2000.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   CONTINUED
--------------------------------------------------------------------------------


          Pursuant to the investment management agreements with each Fund, the Investment Manager has agreed to waive all or part of its fee or reimburse any Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Funds are qualified for sale, although currently the Funds are not subject to any such limits. Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Under each Plan, each Fund pays the Fund's Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Magic, Inc., Midas Fund, Inc. and Dollar Reserves, Inc.) and 1.00% (Midas U.S. and Overseas Fund Ltd., Midas Special Equities Fund, Inc. and Midas Investors Ltd.) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' share. For Midas U.S. and Overseas Fund Ltd., the Distributor has made a partial contractual fee waiver that will continue through May 1, 2001 and has waived $27,653 in distribution expenses for the six months ended June 30, 2000. For Midas Investors Ltd., the Distributor has made a partial contractual fee waiver that will continue through May 1, 2001 and has waived $15,420 in distribution expenses for the six months ended June 30, 2000. For Dollar Reserves, Inc., the Distributor has voluntarily waived $47,723 of its distribution fee for the six months ended June 30, 2000.

          Certain officers and directors of the Fund are officers and directors of the Investment Manager and the Fund's Distributor. The Funds reimbursed the Investment Manager $61,323 for providing certain administrative and accounting services at cost during the six months ended June 30, 2000. In addition, Dollar Reserves, Inc. and Midas Fund, Inc. paid the Distributor $43,866 and $37,389, respectively, for payments made to certain brokers for transfer agent services.

--------------------------------------------------------------------------------

4    At  June  30,  2000,   aggregate  cost  and  net  unrealized   appreciation
     (depreciation) of securities for federal income tax purposes were as follows:

                                    FEDERAL INCOME  GROSS UNREALIZED  GROSS UNREALIZED  NET APPRECIATION
JUNE 30, 2000                             TAX COST      APPRECIATION      DEPRECIATION     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Midas Magic, Inc.                      $   614,128        $   79,901       $    38,148      $     41,753
Midas Fund, Inc.                        63,269,250         1,814,380        20,340,366       (18,525,986)
Midas Investors Ltd.                     4,585,774           244,440           938,847          (694,407)
Midas U.S. and Overseas Fund Ltd.        6,438,390           766,880           636,282           130,598
Midas Special Equities Fund, Inc.       29,083,293         5,255,067         1,061,185         4,193,882

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   CONTINUED
--------------------------------------------------------------------------------

Purchases and sales of securities other than short term notes were as follows:

FOR THE SIX MONTHS ENDED                          PURCHASES   PROOCEEDS FROM THE
JUNE 30, 2000                            OF SECURITIES SALE        OF SECURITIES
--------------------------------------------------------------------------------

Midas Magic, Inc.                               $   859,854         $  1,070,975
Midas Fund, Inc.                                 42,549,976           58,469,750
Midas Investors Ltd.                              2,945,533            3,610,455
Midas U.S. and Overseas Fund Ltd.                13,221,168           16,678,860
Midas Special Equities Fund, Inc.                66,793,116           85,325,730

--------------------------------------------------------------------------------

5 The Funds have a committed bank line of credit at an interest rate equal to the Federal Reserve Funds Rate plus 1.00 percentage point for leveraging and/or temporary or emergency purposes. At June 30, 2000, the outstanding balance, and for the six months ended June 30, 2000, the weighted average interest rate and the weighted average amount outstanding were as follows:


FOR THE SIX MONTHS ENDED                OUTSTANDING       WEIGHTED AVERAGE     WEIGHTED AVERAGE
JUNE 30, 2000                               BALANCE          INTEREST RATE   AMOUNT OUTSTANDING
------------------------------------------------------------------------------------------------
Midas Magic, Inc.                          $ 21,904                  6.94%        $    25,448
Midas Fund, Inc.                            802,909                  6.49%          3,137,417
Midas Investors Ltd.                              -                  6.40%             99,923
Midas U.S. and Overseas Fund Ltd.           512,407                  6.74%            817,567
Midas Special Equities Fund, Inc.                 -                  6.65%          3,085,934
Dollar Reserves,Inc.                              -                  6.40%            167,999


          The Funds participate in repurchase agreements with the Funds' custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

          The Funds have entered into an arrangement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Funds' expenses. During the period, the Funds' transfer agent fees and custodian fees were reduced by $10,245 and $3,328, respectively, under such arrangements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS - MIDAS MAGIC, INC.
------------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS                 TWO
                                                          ENDED      YEAR    MONTHS             YEARS ENDED OCTOBER 31,
                                                        6/30/00     ENDED     ENDED    ---------------------------------------------
                                                     (UNAUDITED) 12/31/99  12/31/98      1998       1997      1996      1995
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA*
   Net asset value at beginning of period                $21.63    $14.57    $15.67    $24.92    $24.24     $18.73    $16.61
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                          (.14)      .03      (.04)     (.25)     (.59)      (.56)     (.31)
     Net realized and unrealized gain (loss)
       on investments                                     (3.57)    10.28       .98     (7.20)     6.17       6.07      2.43
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                   (3.71)    10.31       .94     (7.45)     5.58       5.51      2.12
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Distributions from net investment income                 -      (.03)       -         -          -          -         -
     Distributions from net realized gain on investments      -     (3.22)    (2.04)    (1.80)    (4.90)         -         -
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                    -     (3.25)    (2.04)    (1.80)    (4.90)         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value at end of period                      $17.92    $21.63    $14.57    $15.67    $24.92     $24.24    $18.73
====================================================================================================================================
   Total return                                          (17.15)%   70.58%     6.48%   (31.29)%   27.55%     29.42%    12.76%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted)             $616      $857      $548      $613    $1,771     $1,200      $774
====================================================================================================================================
   Ratio of expenses to average net assets(a)(b)           2.41%**   2.40%     2.85%**   2.09%     2.81%      2.55%     2.30%
====================================================================================================================================
   Ratio of net investment loss to average net assets     (1.45)%**  0.18%    (1.54)%** (1.38)%   (2.65%)    (2.23%)   (1.77%)
====================================================================================================================================
   Portfolio turnover rate                               120.10%   357.71%        0%   207.02%    44.00%     42.48%    30.04%
====================================================================================================================================

 *   Per share net investment income (loss) and net realized and unrealized gain
     (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Ratio prior to reimbursement by the manager was 11.70%**, 12.44%, 18.84%**, 9.27%, 10.47%, 4.44%, and 3.00% for the six months ended June 30, 2000, the year ended December 31, 1999, the two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, and 1995, respectively.
(b) Ratio after custodian fee credits was 2.13% for the year ended December 31, 1999 and 1.97% for the year ended October 31, 1998. There were no custodian fee credits for prior years.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS - MIDAS FUND, INC.
------------------------------------------------------------------------------------------------------------------------------------

                                                          SIX MONTHS ENDED                YEARS ENDED DECEMBER 31,
                                                                   6/30/00     -----------------------------------------------------
                                                                (UNAUDITED)     1999       1998      1997       1996      1995
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA*
   Net asset value at beginning of period                            $1.36      $1.51     $2.11      $5.15      $4.25     $3.32
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                                              (.01)      (.01)        -       (.03)      (.05)     (.06)
     Net realized and unrealized gain (loss) on investments           (.39)      (.14)     (.60)     (3.01)       .95      1.28
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                               (.40)      (.15)     (.60)     (3.04)       .90      1.22
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Distributions from net realized gain on investments                 -          -         -          -          -      (.29)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value at end of period                                   $.96      $1.36     $1.51      $2.11      $5.15     $4.25
====================================================================================================================================
   Total Return                                                     (29.41)%    (9.93)%  (28.44)%   (59.03)%    21.22%    36.73%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted)                     $44,877    $71,820   $87,841   $100,793   $200,457   $15,753
====================================================================================================================================
   Ratio of expenses to average net assets (a)(b)                     3.21%**    2.81%     2.33%      1.90%      1.63%     2.26%
====================================================================================================================================
   Ratio of net investment loss to average net assets(c)             (2.04)%**   (.80)%    (.02)%     (.72)%     (.92)%   (1.47)%
====================================================================================================================================
   Portfolio turnover rate                                              78%        74%       27%        50%       23%        48%
====================================================================================================================================

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Ratio prior to reimbursement by the Investment Manager was 2.15%, 1.83%, and 2.52% for the years ended December 31, 1997, 1996, and 1995, respectively.
(b) Ratio after transfer agent and custodian credits was 3.20%**, 2.73%, 2.30%, 1.88%, 1.61% and 2.25% for the six months ended June 30, 2000 and for the years ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively.
(c) Ratio prior to reimbursement by the Investment Manager was (.97)%, (1.12)%, and (1.73)% for the years ended December 31, 1997, 1996, and 1995, respectively.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     FINANCIAL HIGHLIGHTS - MIDAS INVESTORS, LTD.
------------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS                 SIX
                                                          ENDED      YEAR    MONTHS             YEARS ENDED OCTOBER 31,
                                                        6/30/00     ENDED     ENDED    ---------------------------------------------
                                                     (UNAUDITED) 12/31/99  12/31/98      1998       1997      1996      1995
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA*
   Net asset value at beginning of period                 $2.65     $2.82     $3.67     $7.14    $14.02     $13.13    $15.71
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                                   (.03)     (.06)     (.04)     (.12)     (.25)     (.22)         -
     Net realized and unrealized gain (loss)
       on investments                                      (.50)     (.11)     (.81)    (2.94)    (4.36)      2.72     (1.13)
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                    (.53)     (.17)     (.85)    (3.06)    (4.61)      2.50     (1.13)
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
     Distributions from net realized gain on investments      -         -         -      (.41)    (2.27)     (1.61)    (1.45)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value at end of period                       $2.12     $2.65     $2.82     $3.67     $7.14     $14.02    $13.13
====================================================================================================================================
   Total return                                          (20.00)%   (6.03)%  (23.16)%  (43.45)%  (37.81)%    21.01%    (8.01)%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted)           $3,844    $5,045    $6,293    $8,234   $15,217    $27,485   $29,007
====================================================================================================================================
   Ratio of expenses to average net assets(a) (b) (c)      4.78%**   4.05%     4.32%**   3.88%     2.94%      3.05%     2.93%
====================================================================================================================================
   Ratio of net investment income (loss) to
     average net assets                                   (2.81)%** (2.29)%   (2.50)%** (2.40)%   (2.06%)    (1.61%)     .01%
====================================================================================================================================
   Portfolio turnover rate                                   73%       52%       36%      136%       37%        61%      158%
====================================================================================================================================

 * Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**   Annualized.

(a) Ratios excluding interest expense were 4.63%**, 3.92%, 3.96%**, 3.57%, 2.77%, 2.93%, and 2.82% for the six months ended June 30, 2000, the year ended December 31, 1999, the six months ending December 31, 1998 and the years ending June 30, 1998, 1997, 1996 and 1995, respectively.

(b) Ratio after transfer agent and custodian credits was 3.80%, 4.30%** and 3.82% for the year ended December 31, 1999, the six months ending December 31, 1998 and the year ended June 30, 1998, respectively.

(c) Ratio prior to waiver by the Distributor was 5.53%** and 4.54% for the six months ended June 30, 2000 and the year ended December 31, 1999.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FINANCIAL HIGHLIGHTS - MIDAS U.S. AND OVERSEAS FUND LTD.
------------------------------------------------------------------------------------------------------------------------------------

                                                          SIX MONTHS ENDED                YEARS ENDED DECEMBER 31,
                                                                   6/30/00     -----------------------------------------------------
                                                                (UNAUDITED)     1999       1998      1997       1996      1995
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA*
   Net asset value at beginning of period                          $10.52     $7.17     $7.35     $7.91      $8.36     $7.08
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                                             (.13)     (.10)     (.10)     (.05)      (.24)     (.23)
     Net realized and unrealized gain on investments                (3.00)     3.49       .18       .46        .68      2.00
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                             (3.13)     3.39       .08       .41        .44      1.77
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Distributions from net realized gain on investments                -      (.04)     (.26)     (.97)      (.89)     (.49)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value at end of period                                 $7.39    $10.52     $7.17     $7.35      $7.91     $8.36
====================================================================================================================================
   Total return                                                    (29.75)%   47.44%     1.18%     5.64       5.34%    25.11%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted)                     $6,021    $9,881    $7,340    $8,446     $9,836    $9,808
====================================================================================================================================
   Ratio of expenses to average net assets (a)(b)(c)                 3.78%**   3.19%     3.33%     3.28%      3.20%     3.55%
====================================================================================================================================
   Ratio of net investment loss to average net assets                3.08%**  (1.52)%   (1.38)%   (0.63)%    (2.74)%   (2.85)%
====================================================================================================================================
   Portfolio turnover rate                                           155%       174%       69%      205%       255%      214%
====================================================================================================================================

*    Per share net  investment  loss and net  realized  and  unrealized  gain on
     investments   have  been  computed  using  the  average  number  of  shares
     outstanding.These computations had no effect on net asset value per share.

**   Annualized.

(a) Ratio prior to reimbursement by the Investment Manager was 3.84% for the year ended December 31, 1995.

(b) Ratio after the transfer agent and custodian fee credits was 3.16%, 3.22% and 3.49% for 1999, 1997 and 1995, respectively. There were no custodian credits for 1998 and 1996.

(c) Ratio prior to waiver by the Distributor was 4.53%** and 3.69% for the six months ended June 30, 2000 and for the year ended December 31, 1999.

------------------------------------------------------------------------------------------------------------------------------------
            FINANCIAL HIGHLIGHTS - MIDAS SPECIAL EQUITIES FUND, INC.
------------------------------------------------------------------------------------------------------------------------------------

                                                          SIX MONTHS ENDED                YEARS ENDED DECEMBER 31,
                                                                   6/30/00     -----------------------------------------------------
                                                                (UNAUDITED)     1999       1998      1997       1996      1995
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA*
   Net asset value at beginning of period                           $26.56     $20.34    $23.38    $22.96     $25.42    $19.11
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                                              (.22)      (.27)     (.61)     (.38)      (.73)     (.81)
     Net realized and unrealized gain (loss) on investments          (3.18)      6.49      (.65)     1.55        .99      8.51
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                              (3.40)      6.22     (1.26)     1.17        .26      7.70
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Distributions from net realized gain on investments                 -          -     (1.78)     (.75)     (2.72)    (1.39)
------------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net asset value                    (3.40)      6.22     (3.04)      .42      (2.46)     6.31
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value at end of period                                 $23.16     $26.56    $20.34    $23.38     $22.96    $25.42
====================================================================================================================================
   Total return                                                     (12.80)%     30.6%     (5.0)%    5.3%        1.0%     40.5%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted)                     $33,247    $41,629   $36,807   $44,773    $49,840   $56,340
====================================================================================================================================
   Ratio of expenses to average net assets(a)(b)                      3.40%**    3.13%     3.42%     2.81%      2.92%     3.67%
====================================================================================================================================
   Ratio of net investment loss to average net assets                (1.82)%**  (1.44)%   (2.57)%   (1.48)%    (2.81%)   (2.70%)
====================================================================================================================================
   Portfolio turnover rate                                            172%        159%       97%      260%       311%      319%
====================================================================================================================================

 * Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.

(a)  Ratio excluding interest expense was 2.81%**,  2.71%,  2.63%, 2.53%, 2.45%, and 2.88% for the six months ended June 30, 2000 and for the years ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively.
(b) Ratio after transfer agent and custodian fee credits was 3.04%, 3.41% and 2.79% for the year ended December 31, 1999, 1998 and 1997. There were no custodian fee credits for 1996 and 1995.



------------------------------------------------------------------------------------------------------------------------------------
                  FINANCIAL HIGHLIGHTS - DOLLAR RESERVES, INC.
------------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS                 SIX
                                                          ENDED      YEAR    MONTHS             YEARS ENDED JUNE 30,
                                                        6/30/00     ENDED     ENDED    ---------------------------------------------
                                                     (UNAUDITED) 12/31/99  12/31/98      1998       1997      1996      1995
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA
   Net asset value at beginning of period                $1.000     $1.000   $1.000    $1.000     $1.000    $1.000    $1.000
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                 .026       .043     .022      .048       .047      .047      .044
   Less distributions:
     Distributions from net investment income             (.026)     (.043)   (.022)    (.047)     (.047)    (.047)    (.044)
     Distributions from paid-in capital                       -          -        -     (.001)         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value at end of period                      $1.000     $1.000   $1.000    $1.000     $1.000    $1.000    $1.000
====================================================================================================================================
   Total return                                            5.27%**    4.38%    4.46%**   4.88%      4.83%     4.81%     4.53%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted)          $59,268    $64,250  $65,535   $61,602    $62,908   $62,467   $65,278
====================================================================================================================================
   Ratio of expenses to average net assets(a)(c)            .94%**     .94%     .93%**    .86%       .71%      .90%      .89%
====================================================================================================================================
   Ratio of net investment income to
     average net assets(b)                                 5.16%**    4.30%    4.43%**   4.71%      4.73%     4.70%     4.41%
====================================================================================================================================

**   Annualized.
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.31%**, 1.34%, 1.30%**, 1.20%, 1.21%, 1.40%, and 1.39% for the six months ended June 30, 2000, the year ended December 31, 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996 and 1995, respectively.
(b) Ratio prior to waiver by the Investment Manager and Distributor was 4.76%**, 3.90%, 4.06%**, 4.37%, 4.23%, 4.20%, and 3.91% for the six months ended June 30, 2000, the year ended December 31, 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996 and 1995, respectively.
(c) Ratio after transfer agent and custodian fee credits was 0.91%** for the six months ended June 30, 2000.

[LOGO]
MIDAS
FUNDS

ACCOUNT
APPLICATION

Use this Account Application to open a regular Midas account.
For a Midas IRA Application, call toll-free 1-800-400-MIDAS (6432) or access our web site at www.midasfunds.com. Return this completed Account Application in the enclosed envelope or mail to: MIDAS FUNDS, Box 219789, Kansas City, MO 64121-9789.

================================================================================

1. REGISTRATION (PLEASE PRINT) For assistance with this Application, please call 1-800-400-MIDAS (6432) 9a.m. - 5p.m. eastern time.
   INDIVIDUAL:

   -----------------------------------------------------------------------------
   First Name      Middle Initial      Last Name          Social Security Number

   JOINT TENANT: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

   -----------------------------------------------------------------------------
   First Name      Middle Initial      Last Name          Social Security Number

   GIFT/TRANSFER TO A MINOR:

                                as Custodian for
   -----------------------------------------------------------------------------
   Name of Custodian (only one)                         Name of Minor (only one)

   under the                        Uniform Gifts/Transfers to Minors Act.
   -----------------------------------------------------------------------------
   Custodian's State of Residence           Minor's Social Security Number

   -----------------------------------------------------------------------------
   Minor's Date of Birth

   CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS:

   -----------------------------------------------------------------------------
   Name of Corporation, Partnership, or other Organization

   -----------------------------------------------------------------------------
   Name of Individual(s) Authorized to Act for the Corporation, Partnership, or other Organization

   -----------------------------------------------------------------------------
   Tax I.D. Number          Name of Trustee(s)          Date of Trust Instrument

================================================================================

2. MAILING ADDRESS, TELEPHONE NUMBER, AND CITIZENSHIP

   -----------------------------------------------------------------------------
   Street          City      State / Zip      Daytime Telephone   E-mail address

   Citizen of: (  )U.S. (  )Other:       Citizen of: (  )U.S. (  )Other:
   -----------------------------------------------------------------------------
   Owner                                 Joint Owner

================================================================================

3. FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 MINIMUM PER FUND) NOTE: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

   -----------------------------------------------------------------------------

   MIDAS FUND        $______________

   MIDAS INVESTORS   $______________

   MIDAS MAGIC       $______________

   MIDAS SPECIAL EQUITIES FUND       $______________

   MIDAS U.S. AND OVERSEAS FUND      $______________

   DOLLAR RESERVES                   $______________

         TOTAL                    $_________________

   BY CHECK: Please draw your check to the order of MIDAS FUNDS and enclose with this Application. THIRD PARTY CHECKS WILL NOT BE ACCEPTED.

   BY WIRE: Please call 1-800-400-MIDAS (6432) 9a.m. - 5p.m. eastern time to be assigned an account number before making an initial investment by wire.

   Please indicate the assigned  account number ________________________________

   and the date the wire was sent ______________________________________________

================================================================================

4. DISTRIBUTIONS If no circle is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

   o AUTOMATIC COMPOUNDING OPTION Dividends and distributions reinvested in additional shares.

   o  PAYMENT OPTION    o  Dividends in cash, distributions reinvested.
                        o  Dividends and distributions in cash.

================================================================================

5. CHECK WRITING PRIVILEGE FOR DOLLAR RESERVES - SIGNATURE CARD

   I am investing in Dollar Reserves and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

   Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked t.

   -----------------------------------------------------------------------------
   Signature                                 Signature of Joint Owner (if any)

   -----------------------------------------------------------------------------
   Print Name                                Print Name of Joint Owner (if any)


                                                       (please continue on back)

================================================================================

6. MIDAS FUNDS AUTOMATIC INVESTMENT PROGRAM

   o BANK TRANSFER PLAN Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account or bank money market account. PLEASE ATTACH A VOIDED BANK ACCOUNT CHECK.

    FUND NAME:__________________________________________________________________

    AMOUNT ($100 MINIMUM): $______________ Day of month: o 10th  o 15th  o 20th

   o  SALARY  INVESTING PLAN The enrollment  form will be sent to the address in
      Section 2 or call toll-free 1-800-400-MIDAS (6432) to have the form sent to your place of employment.

   o GOVERNMENT DIRECT DEPOSIT PLAN Your request will be processed and you will receive the enrollment form.

================================================================================

7  INVESTMENTS AND REDEMPTIONS BY TELEPHONE

   Shareholders automatically enjoy the privilege of calling toll-free 1-888-503-VOICE (8642) or accessing their Midas Funds account on the web at www.midasfunds.com to purchase additional shares of a Fund or to expedite a redemption and have the proceeds sent directly to their address or to their bank account, unless declined by checking the following circle o. The link with your bank offers flexible access to your money. Transfers occur only when you initiate them and may be made by either bank wire or bank clearinghouse transfer with the Midas Electronic Funds Transfer service.

   TO ESTABLISH THE LINK TO YOUR BANK, PLEASE ATTACH A VOIDED CHECK FROM YOUR BANK ACCOUNT. One common name must appear on your Midas Funds account and bank account.

================================================================================

8. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

   "I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand telephone conversations with Investor Service Center, Inc. ("ISC") Representatives are recorded and hereby consent to such recording. I agree that neither the Funds nor ISC will be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I CERTIFY (1) THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER PROVIDED ABOVE IS CORRECT, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING, OR
   (C) I HAVE BEEN NOTIFIED BY THE IRS THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING." (PLEASE CROSS OUT ITEM 2 IF IT DOES NOT APPLY TO YOU.) THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

   -----------------------------------------------------------------------------
   Signature of  o Owner  o Trustee  o Custodian             Date

   -----------------------------------------------------------------------------
   Signature of Joint Owner (if any) Date



                                                                     MF-SAR-6/00




--------------------------------------------------------------------------------
CHECK WRITING ACCOUNT AGREEMENT

The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

UMB Bank Warsaw (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

SHAREHOLDER SERVICES
o Electronic Funds Transfers
o Automatic Investment Program
o Retirement Plans:
  Traditional Deductible IRA
  Roth IRA
  SEP-IRA
  Simple IRA
  403(b)
o Education IRA

MINIMUM INVESTMENTS
o Regular Accounts: $1,000
o Retirement Plans, including Traditional Deductible IRA, Roth IRA, SEP-IRA, Simple IRA, and 403(b): $1,000
o Education IRA: $500
o Automatic Investment Program: $100
o Subsequent Investments: $100

MIDAS FUNDS
P.O. Box 219789
Kansas City, MO 64121

1-800-400-MIDAS (6432) for Investment Information
1-888-503-VOICE (8642) for Shareholder Services



Call  toll-free  for  Fund  performance,   telephone  purchases  and  to  obtain
information concerning your account. Or access Midas Funds on the Worldwide Web at www.midasfunds.com.

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Midas Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus. Investor Service Center, Inc., Distributor.

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         FUNDS
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MIDAS FUNDS
P.O. Box 219789
Kansas City, MO 64121

Change Service Requested






514290                                                              MF-SAR-6/00